Patrick G, Kidney Transplant Recipient Q1 2024 Earnings Presentation May 9, 2024 The Transplant Company™

Safe Harbor Statement These slides and the accompanying oral presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this presentation, including statements regarding the future financial position of CareDx®, Inc. (together with its subsidiaries, “CareDx” or the “Company”), including financial targets and expectations, business strategy, and plans and objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "potentially," "estimate," "continue," "anticipate," "intend," "could," "should," "would," "project," "plan," "target," "contemplate," "predict," "expect," and the negative and plural forms of these words and similar expressions are intended to identify that CareDx has based these forward-looking statements on its own estimates and assumptions and its current expectations and projections about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those contained in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (the "SEC") on February 28, 2024 and Quarterly Report on Form 10Q for the fiscal quarter ended March 31, 2024, to be filed with the SEC on or about May 9, 2024. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. CareDx undertakes no obligation to update publicly or revise any forward-looking statements for any reason after the date of this presentation or to conform these statements to actual results or to changes in CareDx’s expectations. These slides and the accompanying oral presentation contain certain non-GAAP financial measures, which are provided to assist in an understanding of the business and performance of CareDx. These measures should always be considered only as a supplement to, and not as superior to, financial measures prepared in accordance with GAAP. Please refer to the Appendix included in these slides for a reconciliation of the non-GAAP financial measures included in these slides and the accompanying oral presentation to the most directly comparable financial measures prepared in accordance with GAAP. Further information regarding our non-GAAP financial measures can be found in our filings with the SEC. Certain data in this presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives makes any representations as to the accuracy or completeness of that data or undertakes any obligation to update such data after the date of this presentation. Such data involves risks and uncertainties and is subject to change based on various factors. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company. 2

John W. Hanna Appointed CareDx President and CEO Profile • Molecular diagnostics and life sciences tools industry • Prior CEO with record of delivering consistent, strong results • Deep corporate strategy experience • Significant public company investor relations John W. Hanna, President and CEO 3

Q1 2024 Financial and Business Highlights • Strong Q1 revenue of $72.0 million • Third consecutive quarter of Testing Services volume growth; revenue increased 10% quarter over quarter • SHORE data demonstrated that HeartCare outperforms dd-cfDNA alone in identifying allograft rejection • Expanded payer coverage by 14 million lives • Grew Patient and Digital Solutions and Products business 12% and 25% respectively, year-over-year • Ended Q1 with strong cash position of $216 million • Raised 2024 revenue guidance to $274 — $282 million • John W. Hanna appointed President and CEO 4

HeartCare Outperforms dd-cfDNA Testing Alone in Identifying Allograft Rejection

Test Results Paired with EMB-Proven Acute Cellular Rejection.[1]



AlloSure®
Positive
Negative
4.5%
9.1%
1.6%
1.9%
Negative
Positive
AlloMap®

Dual Positive Results with HeartCare® Better Identified Acute Cellular Rejection.[1]

Supports Patient Risk Stratification Strategies.

Samples: N=6041

SHORE (Surveillance in HeartCare Outcomes Registry) Study Details
Largest heart transplant study of its kind
Observational, prospective study
67 transplant centers across the US
Over 2,700 patients
Encompasses over 11,000 patient visits
Study end points: • Survival and graft function • Reduction in surveillance biopsies

1.Data adapted from 2024 ISHLT (International Society for Heart and Lung Transplantation) late-breaking abstract oral presentation presented during ISHLT scientific session

5 CareDx®

HeartCare Predicts Clinically Relevant Long-Term Outcomes 6 1. Data adapted from 2024 ISHLT (International Society for Heart and Lung Transplantation) late-breaking abstract oral presentation presented during ISHLT scientific session. 60% 65% 70% 75% 80% 85% 90% 95% 100% 180 240 300 360 420 480 540 600 660 720 Fr ee do m F ro m D ea th o r G ra ft D ys fu nc tio n Time Post Transplant (Days) No Dual Positive (n=204) Dual Positive (n=204) 60% 65% 70% 75% 80% 85% 90% 95% 100% 180 240 300 360 420 480 540 600 660 720 Fr ee do m F ro m D ea th o r G ra ft D ys fu nc tio n Time Post Transplant (Days) No Rejection n=1594 Rejection n=142 p<0.01 p=0.31 No Dual Positive Dual Positive Patients with dual positive results in the first 6-months post-transplant are at higher risk of allograft dysfunction or death 2 years post-transplant.1 The occurrence of rejection in the first 6-months does not prognosticate outcomes.1 No Rejection Rejection

Three Consecutive Quarters of Testing Services Volume Growth 49.9k Q1 2023 37.5k Q2 2023 38.4k Q3 2023 39.9k Q4 2023 42.1k Q1 2024 Back to Growth Billing Article Impact +2% +4% +6% 7

Strong Testing Services Revenue Growth in Q1 2024 $46.4 $3.7 $0.3 Q4 2023 Q1 2024 $46.7 $53.8 in m ill io ns U SD +15% +8%1 Revenue associated with RCM initiatives, including collections from unpaid claims from test results delivered in prior quarters. $50.1 8 Actual Adjusted 1. Adjusted for revenue associated with revenue cycle management (RCM) initiatives as described above

Strong Year-Over-Year Revenue Growth Across Products and Digital Solutions Businesses $6.9 $8.6 Q1 2023 Q1 2024 $8.6 $9.6 Q1 2023 Q1 2024 Products Patient and Digital Solutions +25% +12% in m ill io ns U SD in m ill io ns U SD 9

Significant Improvement in Adjusted EBITDA Losses in Q1 2024 -$10.31 -$1.91 -$0.32 -$3.72 Q4 2023 Q1 2024 -$10.6 -$5.6in m ill io ns U SD 1.Reported adjusted EBITDA losses; 2.Testing Services revenue associated with revenue cycle management (RCM) initiatives including collections from unpaid claims from test results delivered in prior quarters +$5.0 10 +$8.4 Actual Adjusted

Revised 2024 Guidance Guide Prior Guidance Revised Assumptions Total Revenue $260M - $274M $274M - $282M Testing Services • Low double-digit growth for Testing Services based on annualized actual testing services revenue for the fourth quarter 2023 • Other previously reported assumptions remain unchanged1 Products • High single-digit growth YoY Patient and Digital Solutions • Mid-single-digit growth YoY Non-GAAP Gross Margin 63% - 65% 63% - 65% • Expected to be at the high end of the range • Driven by improvement in Testing Services gross margin Adjusted EBITDA Losses ($20M) - ($30M) ($14M) - ($24M) • Improved top-line and gross margin assumptions 1.No change in Medicare coverage. No incremental revenue assumed from new private payer coverage decisions or one-time benefits associated with collections. 11

Revised 2024 Guidance Assumes High Single-Digit Growth Based on Adjusted 2023 Revenue Revised Guidance May 2024 2024 Mid-point Revised Revenue Guidance 1. Adjusted 2023: Q4 ‘23 testing services revenue of $47.6M annualized; Actual 2023 revenue for Products and Patient and Digital Solutions. The Company believes the comparison to Adjusted 2023 Revenue is appropriate given that Testing Services revenue was negatively impacted due to the Medicare Billing Article changes over the course of 2023. $257 $278 2023 Adjusted Revenue1 2023 Revenue Adjusted1Actual in m ill io ns U SD $280 $187 $34 $37 $257 Patient and Digital Solutions Products Testing Services +8% in m ill io ns U SD 12 Actual Adjusted1

13

Appendix 14

Reconciliation of Adjusted EBITDA Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 GAAP Net Loss (23.7) (25.0) (23.5) (118.1) (16.7) Stock-based compensation expense 13.8 12.7 12.7 10.0 13.3 Impairments & write-downs 1.0 - - - - Unrealized loss (gain) on investments 0.9 (0.1) 0.3 - - Realized gain on investments - - - (1.5) - Acquisition related amortization of purchased intangibles 1.6 1.6 1.6 1.7 1.7 Acquisition related fees and expenses 0.3 - 0.3 0.1 0.0 Change in estimated fair value of contingent consideration 0.4 0.1 1.2 0.9 0.3 Restructuring 0.1 0.8 0.0 1.5 (0.0) Litigation expense - - - 96.3 - Other charges (gain) 0.0 0.0 (2.1) - - Tax effect related to amortization of purchased intangibles (0.1) (0.1) (0.1) (0.1) (0.1) Non–GAAP Net Loss (5.8) (9.9) (9.6) (9.3) (1.4) Interest income (2.7) (2.9) (3.2) (3.2) (2.9) Income tax expense (benefit) 0.2 0.1 (0.2) 0.3 0.0 Depreciation expense 1.8 2.1 2.0 2.0 2.2 Other expense (income), net 0.0 0.3 (0.0) (0.1) 0.3 Adjusted EBITDA (6.4) (10.4) (10.9) (10.3) (1.9) in millions USD 15

Reconciliation of Non-GAAP Gross Margin Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Revenue 77.3 70.3 67.2 65.6 72.0 GAAP Cost of Revenue 26.0 25.9 24.5 25.8 25.9 GAAP Gross Profit 51.3 44.4 42.7 39.8 46.1 GAAP Gross Margin % 66% 63% 64% 61% 64% Non-GAAP Expense: Stock-based compensation expense (1.2) (1.1) (1.1) (0.9) (1.1) Restructuring - (0.0) 0.0 (0.2) 0.0 Acquisition related amortization of purchased intangibles (1.0) (1.0) (1.0) (1.0) (1.0) Non-GAAP Cost of Revenue 23.8 23.8 22.4 23.7 23.8 Non-GAAP Gross Profit 53.5 46.5 44.8 41.9 48.3 Non-GAAP Gross Margin % 69% 66% 67% 64% 67% in millions USD (except %) 16